Public Service Enterprise Group PSEG Earnings Conference Call 4 th Quarter & Year-end 2013 February 20, 2014 EXHIBIT 99.1

Forward-Looking Statement
Certain of the matters discussed in this communication about our and our subsidiaries’
future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management's beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,”
“hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC),
including our Annual Report on  Form 10-K and subsequent reports on Form 10-Q and
Form 8-K and available on our website: http://www.pseg.com.  These factors include, but are not limited to:
All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business prospects, financial condition or results of operations. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if internal estimates change, unless otherwise required by applicable securities laws. The forward-looking statements contained in this report are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of
1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended.
adverse changes in the demand for or the price of the capacity and energy that we  sell into wholesale electricity markets,
• adverse changes in energy industry law, policies and regulation, including market structures and a potential shift away from competitive markets toward subsidized market mechanisms, transmission planning and cost allocation rules, including rules regarding how transmission is planned and who is permitted to build transmission in the future, and reliability standards,
• any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
• changes in federal and state environmental regulations that could increase our costs or limit our operations,
• changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations of our nuclear generating units,
• actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
• any inability to balance our energy obligations, available supply and risks,
• any deterioration in our credit quality or the credit quality of our counterparties,
• availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
• changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
• delays in receipt of necessary permits and approvals  for our construction and development activities,
• delays or unforeseen cost escalations in our construction and development activities,
• any inability to achieve, or continue to sustain, our expected levels of operating performance,
• any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers, and any inability to obtain sufficient coverage or recover proceeds of insurance with respect to such events,
• cybersecurity attacks or intrusions could adversely impact our businesses,
• Increases in competition in energy supply markets as well as competition from certain transmission projects,
• any inability to realize anticipated tax benefits or retain tax credits,
• challenges associated with recruitment and/or retention of a qualified workforce,
• adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements, and
• changes in technology, such as distributed generation and micro grids, and including in our leveraged leases,
greater reliance on these technologies and changes in customer behaviors, including energy efficiency, net metering and demand response.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United
States (GAAP). Operating Earnings is a non-GAAP financial measure that differs from Net Income because it excludes gains or losses associated with
Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP. PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. This information is not intended to be viewed as an alternative to GAAP information. Slide 35 at the end of this presentation includes a list of items excluded from Net Income to reconcile to Operating
Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

PSEG 2013 Q4 and Full Year Review Ralph Izzo Chairman, President and Chief Executive Officer

Q4 Earnings Summary – Strong finish to 2013
Quarter ended December 31
* See Slide 35 for Items excluded from Net Income to reconcile to Operating Earnings.
$ millions (except EPS)
2013 2012
Operating Earnings
$  248 $  207
Reconciling Items, Net of Tax
(48) 17
Net Income
$  200    $  224
EPS from Operating Earnings*
$  0.49  $  0.41

Full-year Earnings Summary – EPS exceeded guidance
Twelve Months ended December 31
* See Slide 35 for Items excluded from Net Income to reconcile to Operating Earnings.
$ millions (except EPS)
2013 2012
Operating Earnings
$  1,309 $  1,236
Reconciling Items, Net of Tax
(66) 39
Net Income
$  1,243 $  1,275
EPS from Operating Earnings*
$  2.58 $  2.44

PSEG – 2013 Highlights
Strong 2013 financial performance – exceeded guidance
Achieved operating earnings of $2.58 per share compared to $2.44 per share in 2012, up 5.7%
PSE&G posted double digit earnings growth, representing 47% of consolidated operating earnings with the growth in transmission investment
Power’s operating earnings exceeded high end of guidance
Continued operational excellence
Power set record output at Linden CCGT and Salem 2 nuclear
PSE&G’s control of O&M supported results
PSE&G and Power successfully responded to record summer and winter demand, while our customers have benefitted from savings in gas costs
PSE&G recognized for the 12th consecutive year as the Mid-Atlantic region’s most reliable electric utility
Disciplined capital investment – producing results
Five major transmission projects in construction – on schedule and on budget
New PJM transmission projects add to utility rate base growth beyond 2015
Power adding 150 MWs through uprates at CCGTs
S&P ratings upgrades for Power (BBB+), PSE&G (A) and PSEG (BBB+);
Moody’s recently upgraded PSE&G’s senior secured rating to Aa3

PSE&G Energy Strong Proposal -- Update

Multi-year, $2.6 Billion Infrastructure Program filed with the NJBPU to strengthen PSE&G’s electric and gas system focusing on
hardening and resiliency
PSE&G’s Infrastructure proposal includes:
Over 90 NJ municipalities, including 9 county governments, have passed resolutions supporting PSE&G’s Energy Strong proposal
Proposed filing creates ~5,800 jobs and stimulates economic
activity for New Jersey businesses
Protecting 29 utility installations from severe storms
Making the electric grid smarter and easier to repair
Adding backup distribution lines and system redundancies
Undergrounding 20 miles of overhead distribution lines
Modernizing the gas distribution system

PSEG Annual Dividend – Increased 2.8%
A long history of returning cash to shareholders combined with opportunity for consistent, sustainable growth
Payout
Ratio
70% 63% 66% 43% 44% 43% 44%  50% 58% 56% 56%*
5-year Rate of Growth 2.2%
10-year Rate of Growth 3.0%
PSEG Annual Dividend Rate
*2014 PAYOUT RATIO REFLECTS THE MIDPOINT OF 2014 OPERATING EARNINGS GUIDANCE OF $2.55-2.75 PER SHARE.
**INDICATED ANNUAL RATE.

$1.10
$1.12
$1.14
$1.17
$1.29
$1.33
$1.37 $1.37
$1.42
$1.44
$1.48 **
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

$2.55 - $2.75E
PSEG 2014 Guidance – Building on Success
$2.44
* See Slide 35 for Items excluded from Net Income to reconcile to Operating Earnings.  E = Estimate.
$2.58
2014 guidance reflects increased level of investment,
pension savings and assumes normal weather and unit operations
2012 Operating Earnings* 2013 Operating Earnings* 2014 Operating Earnings Guidance

PSEG 2013 Q4 Operating Company Review Caroline Dorsa EVP and Chief Financial Officer

Q4 Operating Earnings by Subsidiary
Quarter ended December 31
* See Slide 35 for Items excluded from Net Income to reconcile to Operating Earnings.
Operating Earnings Earnings per Share
$ millions (except EPS)
2013 2012 2013 2012
PSEG Power
$  115 $  126 $  0.23 $  0.25
PSE&G
144 75 0.29 0.15
PSEG Enterprise/Other
(11) 6 (0.03) 0.01
Operating Earnings*
$  248    $  207 $  0.49 $  0.41

PSEG EPS Reconciliation – Q4 2013 versus Q4 2012
Higher Capacity  0.10
Market Pricing and
Lower Supply Costs  0.02
Higher Volume  0.01
Lower Hedge Pricing  (0.09)
O&M  (0.08)
Other  0.02
Transmission  0.04
O&M (Distribution) 0.04
Taxes  0.04
Demand &
Weather  0.01
Other  0.01
Q4 2013
Operating
Earnings*
Q4 2012
Operating
Earnings*
PSEG Power** PSE&G** PSEG
Enterprise/
Other
Tax Adjustment  (0.03)
Asset Sales
and Other  (0.01)
$0.41
0.14
$0.49
(0.02)
(0.04)
0.00
0.10
0.20
0.30
0.40
0.50
0.60
*  See Slide 35 for Items excluded from Net Income to reconcile to Operating Earnings.
** Prior quarter results for reconciling items may not add to year-to-date (YTD) totals due to rounding.

Strong Full-year Operating Earnings Delivered
Twelve Months ended
December 31
•See Slide 35 for Items excluded from Net Income to reconcile to Operating Earnings.
Operating Earnings Earnings per Share
$ millions (except EPS)
2013 2012 2013 2012
PSEG Power
$  710 $  663  $  1.40 $  1.31
PSE&G
612 528 1.21 1.04
PSEG Enterprise/Other
(13) 45 (0.03) 0.09
Operating Earnings*
$  1,309  $  1,236 $  2.58 $  2.44

$2.44
0.09
0.17
$2.58
(0.12)
0.00
0.50
1.00
1.50
2.00
2.50
3.00
PSEG EPS Reconciliation – Full-year 2013 versus
Full-year 2012
Higher Capacity 0.34
Market Pricing and Lower
Supply Costs 0.05
Gas Send-out and Fixed
Cost Recovery 0.05
Higher Volume 0.02
Lower Hedge
Pricing (0.25)
O&M (0.13)
Other 0.01
Transmission 0.14
Renewables
and CIP 0.02
O&M (Distribution)
0.02
Other 0.02
D&A (0.01)
Higher Taxes (0.02)
2013
Operating
Earnings*
2012
Operating
Earnings*
PSEG Power** PSE&G**
PSEG
Enterprise/
Other
Absence of Tax
Settlement (0.07)
Tax Adjustment
(0.03)
Asset Sales and
Other (0.02)
*  See Slide 35 for Items excluded from Net Income to reconcile to Operating Earnings.
** Prior quarter results for reconciling items may not add to year-to-date (YTD) totals due to rounding.

PSEG Power 2013 Q4 Review

PSEG Power – Q4 EPS Summary
* See Slide 35 for Items excluded from Net Income to reconcile to Operating Earnings.
**Includes the financial impact from Mark-to-Market positions with forward delivery months.
$ millions (except EPS)
Q4 2013 Q4 2012 Variance
Operating Revenues $  1,245 $  1,282 $  (37)
Operating Earnings $  115 $  126 $  (11)
Pro Forma Adjustments,
Net of Tax**
(48) (13) (35)
Net Income $  67 $  113 $  (46)
EPS from Operating Earnings*
$  0.23 $  0.25 $  (0.02)

$0.25
0.04
$0.23
(0.06)
0.00
0.05
0.10
0.15
0.20
0.25
0.30
0.35
Higher Capacity 0.10
Market Pricing and
Lower Supply Costs 0.02
Higher Volume 0.01
Lower Hedge  Pricing (0.09)
PSEG Power EPS Reconciliation – Q4 2013 versus Q4 2012
Q4 2013
Operating
Earnings*
Q4 2012
Operating
Earnings*
Higher O&M
(0.08)
Other 0.02
* See Slide 35 for Items excluded from Net Income to reconcile to Operating Earnings.

Quarter ended December 31
Total Nuclear Total Coal*
Oil & Natural Gas
* Includes figures for Pumped Storage. Includes Hudson and Mercer when run on gas.
PSEG Power – Generation (GWh)
11,744
12,471
Quarter ended December 31
PSEG Power – Capacity Factors (%)
2012 2013
Combined Cycle
PJM and NY 45.3% 53.1%
Coal*
NJ (Coal/Gas) 1.3% 3.2%
PA 64.0% 87.3%
CT 2.9% 29.1%
Nuclear 87.3% 81.7%
7,169
6,712
1,122 1,797
3,453
3,962
0
7,500
15,000
2012 2013
PSEG Power – Q4 Generation Measures – Volume up 6.2%

29,773
29,495
5,777
7,323
16,961
16,640
0
10,000
20,000
30,000
40,000
50,000
60,000
2012 2013
Twelve months ended December 31
Total Nuclear Total Coal*
Oil & Natural Gas
* Includes figures for Pumped Storage.  Includes Hudson and Mercer when run on gas.
PSEG Power – Generation (GWh)
52,511
53,458
Twelve months ended December 31
PSEG Power – Capacity Factors (%)
2012 2013
Combined Cycle
PJM and NY 56.5% 56.0%
Coal*
NJ (Coal/Gas) 10.9% 11.3%
PA 67.5% 81.4%
CT 2.9% 19.7%
Nuclear 91.1% 90.3%
PSEG Power  –  Full-Year Generation Measures – Volume up 1.8%

PSEG Power – Fuel Costs
Quarter ended December 31
($ millions) 2012 2013
Coal 32.8 47.3
Oil & Gas 117.6 134.9
Total Fossil 150.4 182.2
Nuclear 50.9 53.6
Total Fuel Cost 201.3 235.8
Total Generation
(GWh)
11,744 12,471
$ / MWh 17.14 18.91
PSEG Power – Fuel Costs
Twelve months ended
December 31
Coal
Oil & Gas
Total Fossil
Nuclear
Total Fuel Cost 1027.7
Total Generation
(GWh)
52,511 53,458
2012
175.1
525.5
700.6
201.6
902.2
2013
188.7
618.8
807.5
220.2
17.18
19.22 $ / MWh
($ millions)

PSEG Power – Gross Margin Performance
$0
$10
$20
$30
$40
$50
$60
2011 2012 2013
$0
$10
$20
$30
$40
$50
$60
2011 2012 2013
$49
$46
Quarter ended
December 31
Twelve  Months ended
December 31
$52
$45
Margins benefit from higher capacity pricing through mid-2014
Higher year-over-year spot market prices throughout 2013
Lower cost Marcellus gas continued to benefit fuel cost savings in Q4
PSEG Power Gross Margin ($/MWh)
$46
$47
Regional Performance
Region
2013 Gross
Margin ($M)
2013 Performance
PJM
$2,392
Decline in hedged energy prices
offset by higher capacity prices,
improved spark spreads, increased
volume and improved market pricing
on open position for the year.
New
England
$78 Favorable pricing and generation.
New York
$48
Major maintenance outage limited
production during Q3.

Full Requirements Component
Capacity Markets/RPM
Growing Renewable Energy/Transmission
Component for Market Risk
Market Perspective – 2014 BGS Auction Results
… reflects an increase from the prior year driven primarily by transmission costs
Note: BGS prices reflect PSE&G Zone; results from the 2012-2014 auctions will be the new blended prices beginning June 1, 2014.
Three-Year Average
Round the Clock
PJM West Forward
Energy Price
Capacity
Load shape
Transmission
Congestion
Ancillary services
Risk premium
Green
$97.39
~ $47
$95.77
$94.30
~ $48
~ $46
~ $53
$83.88
~
$59
$92.18
$45
-
$47
$37
-
$38
$39
-
$40
$48
-
$50
$38
-
$39
2010 2011 2012 2013 2014

Hedging Update…
Contracted Energy*
* Hedge percentages and prices as of February 11, 2014.  Revenues of full requirement load deals based on contract price, including renewable energy credits, ancillary, and transmission components but excluding capacity.  Hedges include positions with MTM accounting treatment and options.
2014 2015 2016
Volume TWh 35 35 35
Base Load % Hedged 100% 75-80% 30-35%
(Nuclear and Base Load Coal)
Price $/MWh $48 $51 $53
Volume TWh 20 19 19
Intermediate Coal, Combined % Hedged 35-40% 0% 0%
Cycle, Peaking
Price $/MWh $48 $51 $53
Volume TWh 53-55 53-55 53-55
Total % Hedged 75-80% 45-55% 20-30%
Price $/MWh $48 $51 $53

PSEG Power – Q4 2013 Operating Highlights
Q4 output up 6.2% from Q4 2012, with absence of Sandy outages, strong performance at Salem station and Peach Bottom 2 and Linden CCGT
Nuclear capacity factor of 90.3% for 2013; record generation at Salem 2
Major CCGT maintenance at BEC; began CCGT upgrades
Hope Creek and Peach Bottom 3 refuelings in Q4
Operations
Regulatory and Market Environment
Financial
2014 BGS auction priced higher at $97.39/MWh vs. $92.18/MWh in 2013 and
$83.88 in 2012 for the PSE&G contract
2014 anticipated base load output hedged at an average price of $48 MWh
2014 BGS load projected at 11 TWhs
Power markets adjusting to heightened volatility, winter peak demand, less liquidity
Power’s total debt as a percentage of capitalization at year-end was 31%

PSE&G 2013 Q4 Review

PSE&G – Q4 Earnings Summary
* See Slide 35 for Items excluded from Net Income to reconcile to Operating Earnings.
$ millions (except EPS)
Q4 2013 Q4 2012 Variance
Operating Revenues
$  1,571 $  1,597 $  (26)
Operating Expenses
Energy Costs 633 779 (146)
Operation & Maintenance
435 416 19
Depreciation & Amortization
214 183 31
Taxes Other than Income Taxes 18 26 (8)
Total Operating Expenses
1,300 1,404 (104)
Operating Earnings / Net Income
$  144    $  75 $  69
EPS from Operating Earnings
$  0.29 $  0.15 $  0.14

$0.15
0.05
0.04
0.05
$0.29
0.00
0.05
0.10
0.15
0.20
0.25
0.30
0.35

PSE&G EPS Reconciliation – Q4 2013 versus Q4 2012
Q4 2013
Operating
Earnings*
Q4 2012
Operating
Earnings*
Transmission
Margin 0.04
Demand and
Weather  0.01
O&M
(Distribution)
Taxes 0.04
Other 0.01
* See Slide 35 for Items excluded from Net Income to reconcile to Operating Earnings.

PSE&G – Q4 Operating Highlights
Construction of 5 major transmission lines continues on schedule and on budget
PJM assigned the “Double Circuit” project to PSE&G to enhance reliability of the
Bergen-Linden line to 345-kV; expected in service date is June 2018
Annual FERC formula rate revenue increase of $171 million effective January 1, 2014
BPU continues to review Energy Strong infrastructure proposal
PSE&G recognized for the 12th consecutive year as the Mid-Atlantic region’s most reliable electric utility; specifically recognized by EEI for excellence in its storm response during Sandy
PSE&G earned its authorized return in 2013
Moody’s recently upgraded PSE&G’s senior secured debt rating to Aa3
Operations
Regulatory and Market Environment
Financial
Q4 weather slightly colder vs. Q4 2012 and normal:  Heating degree days 5.2%
above Q4 2012 and 3.5% higher vs. normal weather
Absence of Sandy costs
Electric & Gas demand and volume up (weather adjusted) over Q4 2012

PSEG Enterprise/Other 2013 Q4 Review

PSEG Enterprise/Other – Q4 Earnings Summary
* See Slide 35 for Items excluded from Net Income to reconcile to Operating Earnings.
$ millions (except EPS)
Q4 2013 Q4 2012 Variance
Operating Earnings
$  (11)  $  6 $  (17)
Lease Transaction Activity
- 30 (30)
Net Income
$  (11)  $  36 $  (47)
EPS from Operating Earnings*
$  (0.03) $  0.01 $  (0.04)

PSEG

PSEG Financial Highlights
Introducing 2014 operating earnings guidance of $2.55 - $2.75 per share
Focused on maintaining operating efficiency and customer reliability
PSE&G expected to provide over 50% of 2014 operating earnings
Energy Strong infrastructure proposal remains under consideration:
First 5-year request to invest $2.6 billion to strengthen resiliency of PSE&G’s distribution infrastructure
Executing existing transmission capital spending program on schedule and pursuing new RTEP, FERC 1000, and 345 kV projects
Financial position remains strong:
Positive cash from Power and increasing cash flow from operations at PSE&G supports dividend growth and funds capital spending program
without the need to issue equity
Debt as a percentage of capitalization was 42% at December 31, 2013
Increased common dividend 2.8% to indicative annual rate of $1.48 per share
Increasing regulated earnings mix supports growing dividend

PSEG 2014 Operating Earnings Guidance - By Subsidiary
$ millions (except EPS)
2014E 2013 2012
PSE&G
$705 – $ 745 $612 $528
PSEG Power
$550 – $610 $710 $663
PSEG Enterprise/Other
$35 – $40   $(13) $45
Operating Earnings*
$1,290 – $1,395 $1,309 $1,236
Earnings per Share
$2.55 – $2.75 $2.58 $2.44
* See Slide 35 for Items excluded from Net Income to reconcile to Operating Earnings.  E = Estimate.

Expiration Total Available
Company Facility Date Facility Usage Liquidity
($Millions)
PSE&G 5-year Credit Facility Mar-18 $600 1 $73 $527
5-Year Credit Facility (Power) Mar-17 $1,600 $70 $1,530
5-Year Credit Facility (Power) Mar-18 $1,000 2 $0 $1,000
5-Year Bilateral (Power) Sep-15 $100 $100 $0
5-year Credit Facility (PSEG) Mar-17 $500 $8 $492
5-year Credit Facility (PSEG) Mar-18 $500 3 $0 $500
Total $4,300 $4,049
1
PSE&G Facility to be reduced by $29M on April 15, 2016
$439
2
Power Facility to be reduced by $48M on April 15, 2016
*PSE&G ST Investment $0
3
PSEG Facility to be reduced by $23M on April 15, 2016
$4,488
Total Parent / Power Liquidity $3,961
PSEG /
Power
*PSEG Money Pool ST Investment
PSEG Liquidity as of December 31, 2013

Total Liquidity Available

Items Excluded from Net income to Reconcile to Operating Earnings
Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
2013 2012 2013 2012
Earnings Impact ($ Millions)
Operating Earnings 248 $         207 $      1,309 $     1,236 $
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 11 3 40 52
(52) 23 (74) (10)
Lease Related Activity (PSEG Energy Holdings) - 30 - 36
Storm O&M, net of insurance recoveries (PSEG Power) (7) (39) (32) (39)
Net Income 200 $         224 $      1,243 $     1,275 $
Fully Diluted Average Shares Outstanding (in Millions) 508 507 508 507
Per Share Impact (Diluted)
Operating Earnings 0.49 $        0.41 $     2.58 $       2.44 $
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.02 - 0.08 0.10
(0.11) 0.05 (0.14) (0.02)
Lease Related Activity (PSEG Energy Holdings) - 0.06 - 0.07
Storm O&M, net of insurance recoveries (PSEG Power)
(0.01) (0.08) (0.07) (0.08)
Net Income
0.39 $        0.44 $     2.45 $       2.51 $
(a) Includes the financial impact from positions with forward delivery months.
December 31, December 31, Reconciling Items, net of tax
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Unaudited)
Three Months Ended Year Ended
Gain (Loss) on Mark-to-Market (MTM)
Gain (Loss) on MTM
(a)
(a)
(PSEG Power)
(PSEG Power)